UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8 - K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

October 14, 2005

Date of Report (Date of earliest event reported)

MLM Index™ Fund

(Exact name of registrant as specified in its charter)

Delaware	0-49767	Unleveraged Series: 22-2897229 Leveraged Series: 22-3722683
(State or other jurisdiction	(Commission	(IRS Employer
Of incorporation)	File Number)	Identification Number)

47 Hulfish Street Suite 510 Princeton, New Jersey 08542
(Address of principal executive offices) (Zip Code)

(609) 924-8868
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

 Item 8.01. Other Events.

Change of Clearing Broker

The MLM Index™ Fund (the “Trust”) has terminated Refco, LLC as its clearing broker, and has engaged Citigroup Global Markets Inc. (“CGM”) to act in this capacity. CGM is a New York corporation with its principal place of business at 388 Greenwich St., New York, New York 10013. CGM is registered as a broker-dealer and futures commission merchant, and provides futures brokerage and clearing services for institutional and retail participants in the futures markets.

 SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MLM Index™ Fund
(Registrant)

/s/ James A.Mehling
Date: October 20, 2005	Name: James A. Mehling Title: James A. Mehling, Vice President and Chief Operating Officer of Mount Lucas Management Corporation, the Manager of the Registrant